EXHIBIT 99.3

BROADRIDGE FINANCIAL SOLUTIONS

SUPPLEMENTAL REPORTING DETAIL

SECOND QUARTER AND SIX MONTHS FISCAL YEAR 2018

ADDITIONAL PRODUCT LINE REPORTING

	Quarter Ended December 31,		$	%	Six Months Ended December 31,		$	%
$ in millions	2018	2017	Change	Change	2018	2017	Change	Change
Investor Communication Solutions ("ICS")								
Equity proxy	$33.6	$31.6	$2.1	6%	$63.6	$62.4	$1.2	2%
Mutual fund interims	46.9	44.2	2.8	6%	96.2	88.4	7.8	9%
Customer communications & fulfillment	187.3	188.9	(1.6)	-1%	368.9	372.6	(3.7)	-1%
Other ICS	66.5	64.4	2.1	3%	138.7	129.5	9.3	7%
Total ICS recurring fee revenues	**$334.4**	**$329.1**	**$5.4**	**2%**	**$667.4**	**$652.8**	**$14.5**	**2%**
Equity & other	28.8	14.4	14.4	100%	59.5	32.1	27.5	85%
Mutual funds	68.6	15.4	53.2	345%	97.1	35.2	61.9	176%
Total event driven revenues	**$97.3**	**$29.8**	**$67.6**	**227%**	**$156.6**	**$67.3**	**$89.3**	**133%**
Distribution	370.4	345.6	24.9	7%	704.7	702.3	2.4	0%
Total ICS revenues	**$802.2**	**$704.4**	**$97.8**	**14%**	**$1,528.6**	**$1,422.4**	**$106.2**	**7%**
Global Technology & Operations ("GTO")								
Equities & other	189.4	171.8	17.7	10%	368.4	331.9	36.5	11%
Fixed income	38.5	35.3	3.3	9%	74.5	68.3	6.2	9%
Total GTO recurring fee revenues	**$228.0**	**$207.0**	**$20.9**	**10%**	**$442.9**	**$400.2**	**$42.7**	**11%**
Foreign currency exchange	(17.4)	(18.8)	1.4	-7%	(33.9)	(34.6)	0.8	-2%
Total revenues	**$1,012.8**	**$892.6**	**$120.2**	**13%**	**$1,937.6**	**$1,787.9**	**$149.7**	**8%**
Revenues by Type								
Recurring fee revenues	$562.4	$536.1	26.3	5%	$1,110.2	$1,053.0	57.2	5%
Event driven revenues	97.3	29.8	67.6	227%	156.6	67.3	89.3	133%
Distribution revenues	370.4	345.6	24.9	7%	704.7	702.3	2.4	0%
Foreign currency exchange	(17.4)	(18.8)	1.4	-7%	(33.9)	(34.6)	0.8	-2%
Total revenues	**$1,012.8**	**$892.6**	**$120.2**	**13%**	**$1,937.6**	**$1,787.9**	**$149.7**	**8%**

Amounts may not sum due to rounding

BROADRIDGE FINANCIAL SOLUTIONS SUPPLEMENTAL REPORTING DETAIL SECOND QUARTER AND SIX MONTHS FISCAL YEAR 2018 RECURRING FEE REVENUE GROWTH DRIVERS Quarter Ended December 31, Six Months Ended December 31, ICS GTO Broadridge ICS GTO Broadridge Internal growth -1% 3% 1% 0% 3% 1% Net new business 2% 5% 3% 2% 5% 3% Organic recurring fee revenue growth 1% 8% 4% 2% 8% 4% Acquisitions 1% 2% 1% 0% 3% 1% Total recurring fee revenue growth 2% 10% 5% 2% 11% 5%

BROADRIDGE FINANCIAL SOLUTIONS SUPPLEMENTAL REPORTING DETAIL SECOND QUARTER AND SIX MONTHS FISCAL YEAR 2018 SELECT OPERATING STATISTICS Quarter Ended December 31, $ % Six Months Ended December 31, $ % $ in millions 2018 2017 Change Change 2018 2017 Change Change Closed Sales $38.7 $55.7 ($16.9) -31% $61.6 $77.3 ($15.7) -20% Record Growth1 Equities proxy 12% 4% 8% 2% Mutual funds 10% 1% 10% 1% 32378% Internal Trade Growth2 Equity 9% 11% 8% 4% Mutual funds 2% 3% 1% 0% 1 2 who were on Broadridge's trading platforms in both the current and prior year period periods. Stock record growth and interim record growth measure the annual change in total positions for equity proxies and mutual fund interims, respectively, for equities and mutual funds’ position data reported to Broadridge in both the current and prior year Internal trade growth represents the growth in trade volumes for clients whose contracts are linked to trade volumes and

BROADRIDGE FINANCIAL SOLUTIONS
SUPPLEMENTAL REPORTING DETAIL
SECOND QUARTER AND SIX MONTHS FISCAL YEAR 2018

ADDITIONAL PRODUCT LINE REPORTING

$ in millions	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18
Investor Communication Solutions ("ICS")						
Equity proxy	$30.8	$31.6	$44.2	$275.4	$30.0	$33.6
Mutual fund interims	$44.2	$44.2	59.9	49.9	$49.2	$46.9
Customer communications & fulfillment	$183.7	$188.9	203.7	187.2	$181.5	$187.3
Other ICS	65.0	64.4	75.7	76.9	72.2	66.5
Total ICS recurring fee revenues	**$323.8**	**$329.1**	**$383.5**	**$589.4**	**$332.9**	**$334.4**
Equity & other	$17.7	$14.4	17.9	36.4	$30.8	$28.8
Mutual funds	19.8	15.4	43.0	54.3	28.5	68.6
Total event driven revenues	**$37.5**	**$29.8**	**$60.9**	**$90.7**	**$59.3**	**$97.3**
Distribution	356.7	345.6	376.0	475.6	334.2	370.4
Total ICS revenues	**$718.0**	**$704.4**	**$820.5**	**$1,155.7**	**$726.4**	**$802.2**
Global Technology & Operations ("GTO")						
Equities & other	160.2	171.8	173.4	180.9	179.0	189.4
Fixed income	33.0	35.3	35.2	35.8	35.9	38.5
Total GTO recurring fee revenues	**$193.2**	**$207.0**	**$208.6**	**$216.7**	**$214.9**	**$228.0**
Foreign currency exchange	(15.9)	(18.8)	(20.1)	(26.7)	(16.5)	(17.4)
Total revenues	**$895.3**	**$892.6**	**$1,008.9**	**$1,345.7**	**$924.8**	**$1,012.8**
Revenues by Type						
Recurring fee revenues	$516.9	$536.1	$592.0	$806.1	$547.8	$562.4
Event driven revenues	37.5	29.8	60.9	90.7	59.3	97.3
Distribution revenues	356.7	345.6	376.0	475.6	334.2	370.4
Foreign currency exchange	(15.9)	(18.8)	(20.1)	(26.7)	(16.5)	(17.4)
Total revenues	**$895.3**	**$892.6**	**$1,008.9**	**$1,345.7**	**$924.8**	**$1,012.8**

Amounts may not sum due to rounding